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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current report
     Pursuant to Section 13 or 15(d) of the securities Exchange Act of 1934

                                  April 5, 2002
                                 --------------
                                 Date of Report

                            FIELDS TECHNOLOGIES, INC.
             (Exact Name of registrant as specified in its charter)

         DELAWARE                      000-03718                11-2050317
         --------                      ---------                ----------
State or other jurisdiction of    Commission File Number       (IRS Employer
        incorporation)                                      Identification No.)

         333 Main Street #300; P.O. Box 5000; Park City, UT       84060
         --------------------------------------------------       -----
              (Address of principal executive Offices)          (Zip Code)

        Registrants Telephone Number, including Area Code: (435) 649-2221

                                       N/A
          ------------------------------------------------------------
          (Former Name or former address, if changed since last report)

Item 1-6 N/A

Item 7   Financial Statements and Exhibits

         (a)      None
         (b)      None
         (c)      Exhibits
                  10.1     Securities Purchase Agreement
                  10.2     Promissory Note
                  10.3     Warrant

Item 8   N/A

Item 9   Regulation FD Disclosure

On March 28, 2002, the Company completed a private offering consisting of $1.75 million promissory note. The note was a non-registered offering made in reliance on Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 promulgated thereunder. The Company intends to use the net proceeds generated from the note for working capital, capital expenditures, and debt reduction.

The $1.75 million note is payable to AW Fields Acquisition, LLC (AW). The note principal and interest, calculated at the rate of 10% per annum, are due October 31, 2005. The principal and interest are payable by the issuance of 11,666,667 of the Company's common stock. If the note is paid by October 31, 2002, the Company granted AW rights under a warrant to purchase an additional 11,666,667 common shares at $.15 per share.

The Company's largest shareholder (an affiliate of the Company's CEO) has granted AW an option to acquire 17,500,000 shares from such shareholder if the note is not paid by October 31, 2002. Therefore, if by October 31, 2002, the company is unable, for any reason to issue its shares to repay the Note and grant the warrant, AW will assign the note to such shareholder in exchange for 17,500,000 shares owned by such shareholder. In order to complete the issuance of the Company's shares as payment of the note, the Company will increase the number of shares of its common stock authorized.

The Company has granted certain registration rights in connection with shares to be issued under the note and the warrant. In addition with the note and the warrant, the Company has granted AW certain anti-dilution rights.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           /s/ Randall K. Fields
                                           ---------------------
                                           (Registrant)

Date:  April 1, 2002                       /s/ Randall K. Fields
       -------------                       ---------------------
                                           Randall K. Fields, Chairman & CEO


* Print name and title of the signing officer under his signature.

                                       3